[GRAPHIC OMITTED]                                        [GRAPHIC OMITTED]
CONTACTS:
Coty Inc.                                                 Del Laboratories, Inc.
Jeanette Casselano (Fleishman-Hillard)                    Anne Nugent
202.828.8833                                              516.844.2048
jeanette.casselano@fleishman.com                          anugent@dellabs.com


          COTY INC. AND DEL LABORATORIES, INC. ANNOUNCE ACQUISITION OF
                      DEL LABORATORIES, INC. BY COTY INC.
   GLOBAL BEAUTY COMPANY TO ADD SALLY HANSEN, N.Y.C. NEW YORK COLOR, LA CROSS,
             ORAJEL AND DERMAREST TO GROWING COTY BEAUTY PORTFOLIO

NEW YORK, DECEMBER 7, 2007 -- Coty Inc., a leading global beauty and the world's largest fragrance company, and Del Laboratories, Inc., a leading developer, manufacturer, and marketer of cosmetics and over the counter pharmaceuticals, today announced that Coty has entered into an agreement to acquire DLI Holding Corp. and its subsidiaries. DLI Holding Corp. is the parent company of Del Laboratories, Inc.

Under the terms of the agreement, all operations of DLI Holding Corp. will be merged with and into Coty.

The acquisition further enhances COTY BEAUTY'S flourishing fragrance, color and skincare portfolio, through the addition of leading brands, such as Sally Hansen, N.Y.C. New York Color, La Cross, Orajel and Dermarest. Furthermore, the acquisition also brings Coty closer to its quest of becoming a $5 billion beauty company.

"We view the acquisition of DLI Holding Corp. as a natural extension of our strategy to offer a unique portfolio of brands that produce some of the strongest consumer franchises around the world," said Bernd Beetz, CEO, Coty Inc. "Del's established, well-regarded portfolio of quality products mesh well with our core offerings, and their strong presence in North America complements COTY BEAUTY and Coty's international strength."

Charles J. Hinkaty, President and CEO of Del Laboratories, Inc. said "As our exceptional management team has guided Del through a sustained period of organic growth, cost reduction, supply chain enhancement, and international expansion, we sought an ownership structure that would enable us to continue to build upon the organization's many growth opportunities."

Financial terms of the transaction were not disclosed. Coty, which employs more than 8,500 people worldwide, ended the 2007 fiscal year with net sales of $3.3 billion.

Upon closing, Del Laboratories, Inc. and DLI Holding Corp., which is principally owned by investment funds associated with Kelso & Company LP, will become wholly-owned subsidiaries of Coty.

The consummation of the merger is subject to customary closing conditions, including Hart-Scott-Rodino clearance. The merger is expected to close by December 31, 2007.

Atlas Strategic Advisors, LLC served as financial advisor to DLI Holding Corp. and Debevoise & Plimpton LLP served as legal advisor to DLI Holding Corp. Bear, Stearns & Co. Inc. and J.P. Morgan Securities Inc. provided additional advice to DLI Holding Corp. Covington & Burling LLP served as legal advisor to Coty Inc.

ABOUT COTY INC.
---------------

Coty was created in Paris in 1904 by Francois Coty who is credited with founding the modern fragrance industry.

Today, Coty Inc. is the world's largest fragrance company and a recognized leader in global beauty with annual net sales of $3.3 billion. Driven by an entrepreneurial spirit, passion, innovation and creativity, Coty Inc. has developed an unrivaled portfolio of notable brands and delivers its innovative products to consumers in 91 markets worldwide.

The COTY PRESTIGE brand portfolio is distributed in prestige and ultra-prestige stores and includes BABY PHAT, CALVIN KLEIN, CERRUTI, CHLOE, CHOPARD, DAVIDOFF, JENNIFER LOPEZ, JETTE JOOP, JIL SANDER, JOOP!, KARL LAGERFELD, KENNETH COLE, L.A.M.B. FRAGRANCE BY GWEN STEFANI, LANCASTER, MARC JACOBS, NAUTICA, NIKOS, PHAT FARM, SARAH JESSICA PARKER, VERA WANG and VIVIENNE WESTWOOD.

The COTY BEAUTY brand portfolio is more widely distributed and includes ADIDAS, ASPEN, ASTOR, CELINE DION, CHUPA CHUPS, DAVID and VICTORIA BECKHAM, DESPERATE HOUSEWIVES, ESPRIT, EXCLAMATION, JOVAN, KATE MOSS, KYLIE MINOGUE, MISS SIXTY, MISS SPORTY, PIERRE CARDIN*, RIMMEL, SHANIA TWAIN, STETSON, TONINO LAMBORGHINI and VANILLA FIELDS.

Coty and Puig have a strategic partnership for the distribution of the perfume lines of NINA RICCI, CAROLINA HERRERA, PRADA, PACO RABANNE, and COMME DES GARCONS in the U.S. and Canada.

For additional information about Coty Inc., please visit www.coty.com.

*EUROPEAN LICENSE ONLY.

ABOUT DEL LABORATORIES, INC.
----------------------------

Del Laboratories, Inc. is a leading developer, manufacturer, and marketer of cosmetics and over the counter pharmaceuticals. Its product portfolio is comprised of several market leading brands, including Sally Hansen, La Cross, N.Y.C. New York Color, and Orajel. Del enjoys leadership positions in the nail care, bleaches & depilatories, and oral analgesics categories. Del's market leading positions have been achieved due to the treatment benefits associated with most of its products and its product innovation. Del generates a majority of its revenues from products that are leaders in their respective categories.

For additional information about Del Laboratories, Inc., please visit www.dellabs.com.

THIS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE NOT HISTORICAL, BUT ARE MADE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND BELIEFS CONCERNING FUTURE DEVELOPMENTS AND THEIR POTENTIAL EFFECTS UPON DEL LABORATORIES, INC. AND ITS SUBSIDIARIES. THERE CAN BE NO ASSURANCE THAT FUTURE DEVELOPMENTS AFFECTING DEL LABORATORIES, INC. AND ITS SUBSIDIARIES WILL BE THOSE ANTICIPATED BY MANAGEMENT. THESE FORWARD-LOOKING STATEMENTS ARE NOT A GUARANTEE OF FUTURE PERFORMANCE AND INVOLVE RISKS, UNCERTAINTIES AND OTHER FACTORS, INCLUDING WITHOUT LIMITATION, (I) THE FACT THAT THE MERGER IS SUBJECT TO CONDITIONS, INCLUDING HART-SCOTT-RODINO CLEARANCE, WHICH CONDITIONS MAY NOT BE SATISFIED OR MAY NOT BE SATISFIED IN A TIMELY MANNER; (II) THE RIGHT OF THE PARTIES TO THE MERGER AGREEMENT TO TERMINATE THE MERGER AGREEMENT UNDER CERTAIN CIRCUMSTANCES; (III) DEL LABORATORIES, INC.'S SUBSTANTIAL AMOUNT OF DEBT; (IV) DELAYS IN INTRODUCING NEW PRODUCTS OR FAILURE OF CONSUMERS TO ACCEPT NEW PRODUCTS; (V) ACTIONS BY COMPETITORS WHICH MAY RESULT IN MERGERS, TECHNOLOGY IMPROVEMENT OR NEW PRODUCT INTRODUCTIONS; (VI) DEL LABORATORIES, INC.'S ABILITY TO REALIZE COST SAVINGS AND OPERATIONAL IMPROVEMENTS; (VII) DEL LABORATORIES, INC.'S ESTIMATES OF REQUIRED INVENTORY RESERVES IF FUTURE ECONOMIC CONDITIONS, THE TIMING OF NEW PRODUCT INTRODUCTIONS, CUSTOMER INVENTORY LEVELS, RETAILER CONSOLIDATIONS, FASHION-ORIENTED COLOR COSMETIC TRENDS OR COMPETITIVE CONDITIONS DIFFER FROM EXPECTATIONS; (VIII) DEL LABORATORIES, INC.'S DEPENDENCE ON CERTAIN NATIONAL CHAIN DRUG STORES, FOOD STORES AND MASS MERCHANDISER RELATIONSHIPS DUE TO THE CONCENTRATION IN OF SALES GENERATED BY SUCH CHAINS; (IX) CHANGES IN FASHION-ORIENTED COLOR COSMETIC TRENDS; (X) THE EFFECT ON SALES OF LOWER RETAILER INVENTORY TARGETS; (XI) THE EFFECT ON SALES OF POLITICAL AND/OR ECONOMIC CONDITIONS; (XII) DEL LABORATORIES, INC.'S ESTIMATES OF COSTS AND BENEFITS, CASH FLOW FROM OPERATIONS AND CAPITAL EXPENDITURES; (XIII) INTEREST RATE CHANGES AFFECTING DEL LABORATORIES, INC.; (XIV) REGULATORY REQUIREMENTS AND GOVERNMENT REGULATORY ACTION; (XV) FAILURE TO MAINTAIN SATISFACTORY COMPLIANCE WITH GOOD MANUFACTURING PRACTICE OR REQUIREMENTS; (XVI) CHANGES IN PRODUCT MIX TO PRODUCTS WHICH ARE LESS PROFITABLE; (XVII) SHIPMENT DELAYS; (XVIII) DEPLETION OF INVENTORY AND INCREASED PRODUCTION COSTS RESULTING FROM DISRUPTIONS OF OPERATIONS AT ANY OF DEL LABORATORIES, INC.'S MANUFACTURING OR DISTRIBUTION FACILITIES; (XIX) FOREIGN CURRENCY FLUCTUATIONS AFFECTING DEL LABORATORIES, INC.'S RESULTS OF OPERATIONS AND THE VALUE OF ITS FOREIGN ASSETS AND LIABILITIES; (XX) THE RELATIVE PRICES AT WHICH DEL LABORATORIES, INC. SELLS ITS PRODUCTS AND ITS COMPETITORS SELL THEIR PRODUCTS IN THE SAME MARKET; (XXI) DEL LABORATORIES, INC.'S OPERATING AND MANUFACTURING COSTS OUTSIDE OF THE UNITED STATES; (XXII) CHANGES IN THE LAWS, REGULATIONS AND POLICIES, INCLUDING CHANGES IN ACCOUNTING STANDARDS, THAT AFFECT, OR WILL AFFECT, DEL LABORATORIES, INC. IN THE UNITED STATES AND/OR ABROAD; AND/OR (XXIII) TRENDS IN THE GENERAL ECONOMY.

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